                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported): July 5, 2000




                            800 TRAVEL SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






     FLORIDA                        1-13271                      59-3343338
 ---------------                   ------------             -------------------
 (State or other                   (Commission                 (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)






          4802 GUNN HIGHWAY
            TAMPA, FLORIDA                                          33624
---------------------------------------                          ----------
(Address of principal executive offices)                         (Zip Code)






Registrant's Telephone Number, Including Area Code: 813-908-0404
                                                    ------------

ITEM 5.  OTHER EVENTS.

         On July 5, 2000, 800 Travel Systems, Inc. (the "Company") issued a press release announcing that it has signed a one-year marketing alliance with First Internet Travel, L.L.C., a general partner of VTS Travel Enterprises, the tenth largest travel management company in the United States. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

         On July 13, 2000, the Company issued a press release announcing the appointment of Anthony E. Becker as Chief Technology Officer and Catherine L. Moore as Director of E-Commerce Marketing. A copy of the press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

         On July 17, 2000, the Company issued a press release announcing the election of Vince Vitti and Antoine Toffa to the Board of Directors. A copy of the press release is filed herewith as Exhibit 99.3 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  See Exhibit Index attached hereto.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed with this Form 8-K and oral statements by directors or officers of the Company that are not based on historical fact may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "800 Travel," "company," "we," "our" and "us" refer to 800 Travel Systems, Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the company, its directors or its officers. You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors, including those identified in our filings from time-to-time with the SEC. The Company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            800 TRAVEL SYSTEMS, INC.


                                            By: /s/ Robert B. Morgan
                                                ----------------------------
                                                Robert B. Morgan
                                                Its: Chief Financial Officer

Dated: July 21, 2000

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            EXHIBIT
-------           -------

99.1 Press Release dated July 5, 2000, announcing that it has signed a one-year marketing alliance with First Internet Travel, L.L.C., a general partner of VTS Travel Enterprises, the tenth largest travel management company in the United States.

99.2 Press Release dated July 13, 2000, announcing the appointment of Anthony E. Becker as Chief Technology Officer and Catherine
                  L. Moore as Director of E-Commerce Marketing.

99.3 Press Release dated July 17, 2000 announcing the election of Vince Vitti and Antoine Toffa to the Board of Directors.